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                                                                   Exhibit 10.18

   233 South Wacker Drive, Suite 2800
   Chicago, Illinois  60606
   Tel 312-234-2732
   Fax 312-234-3603



Bank of America N.A.

TO:    Packaging Dynamics, LLC
       c/o Ivex Packaging Corporation
       100 Tri-State Drive, Ste 200
       Lincolnshire, IL  60069

ATTN:  Richard R. Cote
TEL:   847-374-4324/847-845-8100
FAX:   847-845-8247

FROM:  Bank of America, N.A.
       233 South Wacker Drive - Suite 2800
       Chicago, Illinois  60606
       Marc Katz/Mike Allison

Date:  25SEP01

Our Reference No. 217526

Internal Tracking Nos.  335477

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between Packaging Dynamics and Bank of America, N.A. (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified in paragraph 1 below (the "Agreement").

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates. In addition, the parties agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form"), with such modifications as the parties will in good faith agree: Upon the

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execution by the parties of such an agreement, this Confirmation will supplement, form a part of, and be subject to that agreement. All provisions contained or incorporated by reference in that agreement upon its execution will govern this Confirmation except as expressly modified below. Until the parties execute and deliver that agreement, this Confirmation, together with all other documents referring to the ISDA Form (each a "Confirmation") confirming transactions (each a "Transaction") entered into between the parties (notwithstanding anything to the contrary in a Confirmation), shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if the parties had executed an agreement in such form (but without any Schedule) on the Trade Date of the first such Transaction between the parties. In the event of any inconsistency between the provisions of that agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

     In this Confirmation "Party A" means Bank of America, N.A. and "Party B" means Packaging Dynamics, LLC.

     2. The terms of the particular Transaction to which this Confirmation relates are as follows:


Notional Amount:              USD 15,000,000.00

Trade Date:                   14SEP01

Effective Date:               10DEC01

Termination Date:             10DEC03, subject to adjustment in accordance
                              with the Modified Following Business Day
                              Convention

Fixed Amounts:

Fixed Rate Payer:             Party B

Fixed Rate Payer Payment
Dates: The 10th of each March, June, September and December, commencing 10MAR02 and ending 10DEC03, subject to adjustment in accordance with the Modified Following Business Day Convention.

Fixed Rate:                   3.84000%

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Fixed Rate Day Count
Fraction:                     Actual/360

Floating Amounts:

Floating Rate Payer:          Party A

Floating Rate Payer
Payment Dates:                The 10th of each March, June, September
                              and December, commencing 10MAR02 and ending
                              10DEC03, subject to adjustment in accordance with the Modified Following Business Day
                              Convention.

Floating Rate for Initial
Calculation Period:           TO BE SET


Floating Rate Option:         USD-LIBOR-BBA

Averaging:                    Inapplicable

Designated Maturity:          3 Month

Spread:                       None

Floating Rate Day Count
Fraction:                     Actual/360

Reset Dates:                  The first day of each Calculation Period

Compounding:                  Inapplicable

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Business Days:           New York, London

Calculation Agent:       Party A

3.   Recording of Conversations:

Each party to this Transaction acknowledges and agrees to the tape recording of conversations between the parties to this Transaction whether by one or other or both of the parties or their agents, and that any such tape recordings may be submitted in evidence in any Proceedings relating to the Agreement and/or this Transaction.

4.   Account Details:

Account for payments to Party A:

           USD
NAME:      BANK OF AMERICA NA

CITY:      NEW YORK

ABA #:     026009583

ATTN:      BOFAUS3N

NAME:      BANK OF AMERICA NA

CITY:      CHARLOTTE

ACCT:      6550219386

ATTN:      RATE DERIVATIVE SETTLEMENTS

ATTN:      BOFAUS8SGDS

Account for payments to Party B:

           USD
NAME:      Bank of America NA

ABA #:     TX

ATTN:      NABKUS44

NAME:      Packaging Dynamics, LLC

ACCT:      3751227524

                                                                       026009583

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5.     Offices:

       The Office of Party A for this
       Transaction is:                       Charlotte, NC

       Please send reset notices to fax no. (312-234-3603)

       The Office of Party B for this
       Transaction is:                      Illinois, USA

       Governing Law:     The Laws of the State of New York (without reference
                          to the conflict of laws provisions thereof)

     Credit Support Document: As per Agreement (and Credit Support Annex if applicable).

Credit Support Documents:

     In relation to Party B: (a) the Credit Agreement dated November 20, 1998 among Party B as Borrower, Packaging Holdings, L.L.C. and The Subsidiaries of the Borrower as Guarantors, The Lenders Identified Therein, and Bank of America, N.A., as successor by merger with NationsBank, N.A., as Agent, as amended, supplemented, modified, renewed, replaced, consolidated, substituted or extended from time to time (the "Credit Agreement") and each of the other Credit Documents (as defined in the Credit Agreement), including but not limited to the Security Agreement dated November 20, 1998 among Party B, Packaging Holdings, L.L.C., each of the Subsidiaries of the Borrower listed in the Credit Agreement and Party A.

     Party B agrees that the security interests in collateral granted to Party A under the foregoing Credit Support Documents shall secure the obligations of Party B to Party A under this Agreement.

Credit Support Provider:

     In relation to Party B, Packaging Holdings, L.L.C., Bagcraft Acquisition, L.L.C., IPMC Acquisition, L.L.C. and each other Person (as defined in the Credit Agreement) that has become or becomes a Guarantor (as defined in the Credit Agreement).

Additional Termination Event:

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     Additional Termination event will apply. The following event shall constitute an Additional Termination Event with respect to which Party B shall be the Affected Party:

     Party B fails to execute and deliver to Party A an ISDA Master Agreement in form and substance satisfactory to Party A on or before October 31, 2001.

     Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding within three (3) Business Days by returning via telecopier an executed copy of this Confirmation to the attention of Global Derivative Operations at (fax no. (312) 234-3603).

     Failure to respond within such period shall not affect the validity or enforceability of this Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

Yours Sincerely,

Bank of America N.A.


/s/ Dave Walker
---------------------------------------
Dave Walker
Senior Vice President

Authorized Signatory


Accepted and confirmed as of the date first written:

Packaging Dynamics, LLC

By:  /s/ Richard R. Cote
     ----------------------------------
Name:  R.R. Cote
       --------------------------------
Title:  VP
        -------------------------------

Our reference #217526